Significant equity transactions and acquisitions (Tables)	12 Months Ended
Dec. 31, 2017
Significant equity transactions and acquisitions
Schedule of fair values of the identifiable assets and liabilities at acquisition dates
The fair values of the identifiable assets and liabilities as at the date of the acquisitions are summarized in the following table:

	Fair value recognized on acquisition
	2015	2016	2017
	RMB	RMB	RMB

Cash and cash equivalents	-	39,406	23,072
Property, plant and equipment, net	-	1,211	292
Intangible assets, net	-	63,922	60,684
Other assets	-	41,778	61,142
Current liabilities	-	(73,021)	(59,867)
Deferred tax liabilities	-	(15,977)	(15,171)
Net assets	-	57,319	70,152
Noncontrolling interests	-	(15,689)	-
Mandatorily redeemable noncontrolling interests	-	-	(63,569)
Goodwill arising on acquisitions	-	115,848	103,136
Total	-	157,478	109,719

Cash consideration	-	20,366	68,480
Fair value of previously held equity interests	-	137,112	41,239
Total consideration	-	157,478	109,719